UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2018

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01- Entry Into a Material Definitive Agreement

On September 18, 2018, Aralez Pharmaceuticals Inc. (the “Company”) and certain of its subsidiaries entered into two purchase agreements with Nuvo Pharmaceuticals Inc. (“Nuvo”) and its affiliates for aggregate consideration of $110,000,000:

•                  the Company and Aralez Pharmaceuticals Canada Inc., a subsidiary of the Company (“Aralez Canada”), entered into a Share Purchase Agreement (the “Nuvo Share Purchase Agreement”) with Nuvo for the sale of the Company’s Canadian operations through the purchase of all of the shares of Aralez Canada by Nuvo for approximately $62,500,000; and

•                  Aralez Pharmaceuticals Trading DAC (“Aralez Ireland”) and POZEN Inc., both subsidiaries of the Company, entered into an Asset Purchase Agreement (the “Nuvo Asset Purchase Agreement,” and together with the Nuvo Share Purchase Agreement, the “Nuvo Purchase Agreements”) with Nuvo Pharmaceuticals (Ireland) Limited (“Nuvo Ireland”) for the sale of the Company’s VIMOVO® and TREXIMET®  royalties and related intellectual property to Nuvo Ireland for approximately $47,500,000.

The purchase price payable under the Nuvo Share Purchase Agreement (the “SPA Purchase Price”) is subject to working capital and net debt adjustments as well as reductions for other specified liabilities of Aralez Canada, in each case as of immediately prior to closing. The SPA Purchase Price is also subject to a customary post-closing adjustment.

Also on September 18, 2018, Aralez Ireland entered into an Asset Purchase Agreement (the “Deerfield Purchase Agreement”) with Toprol Acquisition LLC (“Deerfield SPV”), a subsidiary of Deerfield Management Company, L.P., for the sale of the Company’s TOPROL-XL® franchise to Deerfield SPV for approximately $130,000,000 as a credit bid.

The Nuvo Share Purchase Agreement, Nuvo Asset Purchase Agreement and Deerfield Purchase Agreement each contain customary representations, warranties, covenants, and conditions, including completion of a bidding process and auction, with respect to the Nuvo Share Purchase Agreement, as provided for by the Ontario Superior Court of Justice (Commercial List) under the Companies’ Creditors Arrangement Act (the “CCAA”) and, with respect to the Nuvo Asset Purchase Agreement and Deerfield Purchase Agreement, as provided for by the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court,” and together with the CCAA, the “Bankruptcy Courts”) and, in each case, final approval of the Bankruptcy Courts. As previously disclosed, on August 10, 2018, the Company and Aralez Canada commenced voluntary restructuring proceedings (the “CCAA Proceedings”) under the CCAA. In connection with these proceedings, the Company’s subsidiaries incorporated in the United States and Ireland, Aralez Pharmaceuticals US Inc., Aralez Pharmaceuticals Management Inc., POZEN Inc., Aralez Pharmaceuticals R&D Inc., Halton Laboratories LLC, Aralez Pharmaceuticals Holdings Limited and Aralez Ireland, filed voluntary petitions for relief (the “Chapter 11 Proceedings,” and together with the CCAA Proceedings, the “Restructuring Proceedings”) under chapter 11 of the United States Code in the U.S. Bankruptcy Court. Closing of the sale pursuant to the Nuvo Share Purchase Agreement is conditioned upon the closing of the transactions contemplated by the Nuvo Asset Purchase Agreement, and vice versa. There can be no assurance that the Company’s efforts to consummate these transactions will be successful.

The foregoing descriptions of the Nuvo Share Purchase Agreement, Nuvo Asset Purchase Agreement, and Deerfield Purchase Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Nuvo Share Purchase Agreement, Nuvo Asset Purchase Agreement, and Deerfield Purchase Agreement, which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively.

Item 8.01 — Other Events

On September 19, 2018, the Company issued a press release announcing the entry into the Nuvo Purchase Agreements and the Deerfield Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information set forth under this Item 8.01, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company cautions that trading in the Company’s securities during the pendency of the Restructuring Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Restructuring Proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and within the meaning of applicable securities laws in Canada. All statements, other than statements of historical facts, included in this Current Report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission and securities regulatory authorities in Canada, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward- looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward- looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Item 9.01 — Financial Statements and Exhibits.

Exhibit 2.1 — Nuvo Share Purchase Agreement

Exhibit 2.2 — Nuvo Asset Purchase Agreement

Exhibit 2.3 — Deerfield Purchase Agreement

Exhibit 99.1 — Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Michael Kaseta
	Name:	Michael Kaseta
	Title:	Chief Financial Officer